XTREME CARE AMBULANCE, INC. CONVERTIBLE NOTE

$ 125,702 Date: 12/31/2010

FOR VALUE RECEIVED, Xtreme Care Ambulance, Inc., a California corporation ("Maker"), promises to pay to SOUHEIL JAWAD, a Individual ("Holder"), or order, at Holder's "Address for Notice" (as defined below) or at such other address as Holder may designate, at any time and from time to time, by written notice delivered to Maker, the principal sum of ______________________ ($125,702), with interest thereon as set forth in this Note.

1. Disbursement. Holder agrees to make a disbursement in the amount of $125,702 to the Maker upon signing of this Note.

2. Maturity Date. Subject to the conversion of this Note as set forth herein, the entire principal sum outstanding under this Note, together with all unpaid interest accrued thereon and any other sums due hereunder, shall be due and payable in full on 12 / 31 / 2013 (the "Maturity Date"). SS

3. Interest Rate and Other. The outstanding principal balance under this Note, shall bear interest at the rate of twelve percent (12%) per annum, until paid in full. Such interest shall be payable at the end of each quarter.

4. Payments. All payments made hereunder shall be made in lawful money of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

5. Prepayment. This Note may be prepaid, at any time and from time to time, in whole or in part, without premium, fee or penalty. Any partial prepayment of the principal balance made under this Note shall reduce the total amount owed accordingly.

6. Conversion. At any time prior to the Maturity Date, Holder shall have the right, exercisable in Holder's sole and absolute discretion by delivery of written notice thereof to Maker, to convert all or any portion of the outstanding balance under this Note into that number of shares of common stock of the Maker at **$0.25** per share into Xtreme Care Ambulance, Inc. common stock equal to 502,808 shares of common stock. Upon any "Default" (as defined below).

6.1 Effect of Conversion. Following the conversion of the entire outstanding balance under this Note and the delivery of the Shares to Holder pursuant to this Section 6, this Note shall be deemed paid and satisfied in full.

7. Default. For purposes of this Note, Maker shall be in "Default" upon the occurrence of the Maker's failure to pay the money owed the Holder when due under this Note or any other document or instrument executed in connection therewith (collectively, the "Loan Documents"). The Holder will then be required to notify the Maker in writing of such default and Maker will have twenty (20) days to cure such default. If the Maker fails to cure this default within the twenty (20) day period of time, then the Holder shall be entitled to take whatever legal course of action necessary to recover this Note.

8. Default Rate. During the time that any Default exists, interest upon the outstanding principal balance of this Note shall accrue until such Default is cured at Ten percent (10%) per annum, compounded annually.

9. No Waiver. The acceptance by Holder of any amount in payment less than the full amount due and payable shall not constitute a waiver of Holder's right to accelerate the indebtedness at that time or any subsequent time or nullify any prior acceleration unless Holder has expressly waived such right by written notice to Maker or such waiver is implied or otherwise affected by operation of law.

10. Waivers. Maker of this Note, (a) severally waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and (c) consent to the acceptance of security, if any, or the release of security, if any, for this Note, all without in any way affecting the liability of Maker of this Note. The right to plead any and all statutes of limitations as a defense to any duty, obligation, or liability under this Note or any other Loan Document is expressly waived by Maker to the fullest extent permitted by law.

11. Attorneys Fees. If Holder institutes any collection effort, of any nature whatsoever (expressly including any collection efforts in any bankruptcy case), for any amount due and payable hereunder following a Default, then Maker shall pay to Holder forthwith any and all reasonable costs and expenses of collection actually incurred by Holder, including, without limitation, reasonable attorneys' fees, if the Holder prevails and is awarded them in any collections proceeding.

12. Governing Law. This Note shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflicts of laws.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first written above.

"Maker"

Xtreme Care Ambulance, Inc., a California Corporation

By: ______________________________
Souheil Jawad, Chief Executive Officer

Maker's Mailing Address for Notice:
Xtreme Care Ambulance, Inc.
Attn: Souheil Jawad, Chief Executive Officer
4438 Vandever Avenue
San Diego, CA 92120
www.xtremecareambulance.com

"Holder"

By: ______________________ Date 12|31|2010

Holder's Name and Address for Notice:

Name: SOUHEIL JAWAD

Address: 921 BUCKAROO LN BONITA, CA 91902

SSN: 605 27 9360

Email: SOUHEILJAWAD@YAHOO.COM

Phone: 858 699 8153

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND/ OR STATE SECURITIES LAWS AND/ OR THE REGULATIONS AND RULES PROMULGATED THEREUNDER.

XTREME CARE AMBULANCE, INC. CONVERTIBLE NOTE

$ 19,887 Date: 12/31/11

FOR VALUE RECEIVED, Xtreme Care Ambulance, Inc., a California corporation ("Maker"), promises to pay to SOUHEIL JAWAD, a Individual ("Holder"), or order, at Holder's "Address for Notice" (as defined below) or at such other address as Holder may designate, at any time and from time to time, by written notice delivered to Maker, the principal sum of ______ ($ 19,887), with interest thereon as set forth in this Note.

1. Disbursement. Holder agrees to make a disbursement in the amount of $ 19,887 to the Maker upon signing of this Note.

2. Maturity Date. Subject to the conversion of this Note as set forth herein, the entire principal sum outstanding under this Note, together with all unpaid interest accrued thereon and any other sums due hereunder, shall be due and payable in full on 12/ 31 /2014 (the "Maturity Date").

3. Interest Rate and Other. The outstanding principal balance under this Note, shall bear interest at the rate of twelve percent (12%) per annum, until paid in full. Such interest shall be payable at the end of each quarter.

4. Payments. All payments made hereunder shall be made in lawful money of the United States of America without setoff, deduction or counterclaim of any kind whatsoever.

5. Prepayment. This Note may be prepaid, at any time and from time to time, in whole or in part, without premium, fee or penalty. Any partial prepayment of the principal balance made under this Note shall reduce the total amount owed accordingly.

6. Conversion. At any time prior to the Maturity Date, Holder shall have the right, exercisable in Holder's sole and absolute discretion by delivery of written notice thereof to Maker, to convert all or any portion of the outstanding balance under this Note into that number of shares of common stock of the Maker at $0.25 per share into Xtreme Care Ambulance, Inc. common stock equal to 79,548 shares of common stock. Upon any "Default" (as defined below).

6.1 Effect of Conversion. Following the conversion of the entire outstanding balance under this Note and the delivery of the Shares to Holder pursuant to this Section 6, this Note shall be deemed paid and satisfied in full.

7. Default. For purposes of this Note, Maker shall be in "Default" upon the occurrence of the Maker's failure to pay the money owed the Holder when due under this Note or any other document or instrument executed in connection therewith (collectively, the "Loan Documents"). The Holder will then be required to notify the Maker in writing of such default and Maker will have twenty (20) days to cure such default. If the Maker fails to cure this default within the twenty (20) day period of time, then the Holder shall be entitled to take whatever legal course of action necessary to recover this Note.

8. Default Rate. During the time that any Default exists, interest upon the outstanding principal balance of this Note shall accrue until such Default is cured at Ten percent (10%) per annum, compounded annually.

9. No Waiver. The acceptance by Holder of any amount in payment less than the full amount due and payable shall not constitute a waiver of Holder's right to accelerate the indebtedness at that time or any subsequent time or nullify any prior acceleration unless Holder has expressly waived such right by written notice to Maker or such waiver is implied or otherwise affected by operation of law.

10. Waivers. Maker of this Note, (a) severally waive diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, (b) expressly agree that this Note, or any payment hereunder, may be extended from time to time, and (c) consent to the acceptance of security, if any, or the release of security, if any, for this Note, all without in any way affecting the liability of Maker of this Note. The right to plead any and all statutes of limitations as a defense to any duty, obligation, or liability under this Note or any other Loan Document is expressly waived by Maker to the fullest extent permitted by law.

11. Attorneys Fees. If Holder institutes any collection effort, of any nature whatsoever (expressly including any collection efforts in any bankruptcy case), for any amount due and payable hereunder following a Default, then Maker shall pay to Holder forthwith any and all reasonable costs and expenses of collection actually incurred by Holder, including, without limitation, reasonable attorneys' fees, if the Holder prevails and is awarded them in any collections proceeding.

12. Governing Law. This Note shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to any principle or doctrine regarding conflicts of laws.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first written above.

"Maker"

Xtreme Care Ambulance, Inc., a California Corporation

By: ______________________

Souheil Jawad, Chief Executive Officer

Maker's Mailing Address for Notice:

Xtreme Care Ambulance, Inc.
Attn: Souheil Jawad, Chief Executive Officer
4438 Vandever Avenue
San Diego, CA 92120
www.xtremecareambulance.com

"Holder"

By: ______________________ Date 12/31-11

Holder's Name and Address for Notice:

Name: SOUHEIL JAWAD

Address: 921 BUCKAROO LN BONITA, CA 91902

SSN: 605 27 9360

Email: SOUHEILJAWAD@YAHOO.COM

Phone: 858 699 8153

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND/ OR STATE SECURITIES LAWS AND/ OR THE REGULATIONS AND RULES PROMULGATED THEREUNDER.